EXHIBIT 10.1


                           AMENDMENT TO LOAN AGREEMENT

      THIS AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is made and entered into as of November 12, 1999 by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "BORROWER"); each of the Lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "LENDER" and, collectively, the "LENDERS"), BANKONE, TEXAS, N.A., as Co-Agent, COMERICA BANK-TEXAS, as Co-Agent, FIRST UNION NATIONAL BANK, as Co-Agent, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (previously known as Texas Commerce Bank National Association), acting as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                                    RECITALS

      A. The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of June 4, 1997. Said Loan Agreement, as amended, supplemented and restated, is herein called the "LOAN AGREEMENT". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

      B. The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

SECTION 1.  AMENDMENTS TO LOAN AGREEMENT.

      (a) SECTIONS 7.3(C) and (D) are hereby amended to read in their entireties as follows:

            (c) DEBT TO PRO FORMA CONSOLIDATED EBITDA RATIO - a Debt to Pro Forma Consolidated EBITDA Ratio at the end of each fiscal quarter of not greater than 2.50.

            (d) FIXED CHARGE COVERAGE RATIO - a Fixed Charge Coverage Ratio at the end of each fiscal quarter of not less than 2.00.

      (b) SECTION 8.2(IX) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (ix) Liens disclosed to the Lenders in the financial statements delivered on or prior to the Effective Date and set forth on
                  SCHEDULE 8.2 and other Liens created after the Effective Date; PROVIDED, HOWEVER, that the aggregate book value of the Property subject to the Liens permitted under this CLAUSE (IX) shall not exceed 200% of the aggregate amount of the Borrowed Money Indebtedness permitted to be secured by such Liens and PROVIDED FURTHER, HOWEVER, that the aggregate Borrowed Money Indebtedness secured by the Liens permitted under this CLAUSE
                  (IX) shall not exceed $50,000,000;


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(c) SECTION 8.6 of the Loan Agreement is hereby amended to read in its entirety as follows:

            8.6 REDEMPTION, DIVIDENDS AND DISTRIBUTIONS. At any time: (a) redeem, retire or otherwise acquire, directly or indirectly, any equity interest in Borrower or (b) make any distributions of any Property or cash to the owner of any of the equity interests in any Obligor other than the following:

            (i) dividends or distributions by a Subsidiary of Borrower to Borrower and

            (ii) dividends or distributions comprised of equity interests in and to the Borrower and/or rights to acquire such equity securities and

            (iii) so long as no Default or Event of Default shall have occurred and be continuing (or would result therefrom), stock repurchases by Borrower and/or dividends by Borrower so long as the sum of the amounts paid to repurchase existing equity interests in Borrower and aggregate dividends paid by Borrower from April 1, 1997 through the date of the applicable dividend and/or stock purchase (and after giving effect to the applicable dividend and/or stock purchase and any Investments made by Borrower or any of its Subsidiaries concurrently) do not exceed an amount equal to (x) $5,000,000 PLUS one-third of Consolidated Net Income for such period MINUS (y) aggregate Investments (exclusive of Investments permitted in CLAUSES (I) through (VI) of SECTION 8.9) made by Borrower and its Subsidiaries during such period.

      SECTION 2. RATIFICATION. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement.

      SECTION 3. EXPENSES. The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

      SECTION 4. CERTIFICATIONS. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred since September 30, 1999, and
(b) no uncured Default or uncured Event of Default has occurred and is continuing or will occur as a result of this Amendment.

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      SECTION 5. MISCELLANEOUS. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

      THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  REMAINDER OF PAGE LEFT BLANK INTENTIONALLY


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      IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.



                                    CONSOLIDATED GRAPHICS, INC,
                                    a Texas corporation

                                    By: /s/ JOE R. DAVIS
                                    Name:   JOE R. DAVIS
                                    Title CHAIRMAN AND CHIEF EXECUTIVE OFFICER


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                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, as Agent and as a Lender


                                    By: /s/  JAMES R. DOLPHIN
                                    Name:    JAMES R. DOLPHIN
                                    Title:   SENIOR VICE PRESIDENT


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                                    BANKONE, TEXAS, N.A.,
                                    as Co-Agent and as a Lender


                                    By: /s/ GAIL WAGGONER
                                    Name:   GAIL WAGGONER
                                    Title:  VICE PRESIDENT


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                                    COMERICA BANK-TEXAS,
                                    as Co-Agent and as a Lender


                                    By:/s/  ERIC LUNDQUIST
                                    Name:   ERIC LUNDQUIST
                                    Title:  VICE PRESIDENT


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                                    FIRST UNION NATIONAL BANK,
                                    as Co-Agent and as a Lender


                                    By: /s/ GEORGE L. WOOLSEY
                                    Name:   GEORGE L. WOOLSEY
                                    Title:  VICE PRESIDENT


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                                    CIBC, INC.


                                    By: /s/ KATHERINE BASS
                                    Name:   KATHERINE BASS
                                    Title: EXECUTIVE DIRECTOR
                                           CIBC WORLD MARKETS CORP. AS AGENT


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                                    BANK OF TOKYO-MITSUBISHI, LTD.


                                    By: /s/ J. MEARNS
                                    Name:   J. MEARNS
                                    Title:  VP & MANAGER


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                                    BANK OF AMERICA, N.A.


                                    By: /s/ WILLIAM B. BORUS
                                    Name:   WILLIAM B BORUS
                                    Title:  VICE PRESIDENT


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                                    SUNTRUST BANK, ATLANTA


                                    By: /s/ DEBORAH S. ARMSTRONG
                                    Name:   DEBORAH S. ARMSTRONG
                                    Title:  VICE PRESIDENT


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                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ PASCAL POUPELLE
                                    Name:   PASCAL POUPELLE
                                    Title:  EXECUTIVE VICE PRESIDENT


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      The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Codess.26.02 set forth above.


                                    PRECISION LITHO, INC.,

                                    CHAS. P. YOUNG COMPANY,

                                    THE JARVIS PRESS, INC.,

                                    CONSOLIDATED GRAPHICS PROPERTIES II,

                                    GARNER PUBLISHING COMPANY,

                                    EMERALD CITY GRAPHICS, INC.,

                                    WESTERN LITHOGRAPH COMPANY,

                                    FREDERIC PRINTING COMPANY,

                                    DIRECT COLOR, INC.,

                                    GULF PRINTING COMPANY,

                                    CLEARVISIONS, INC.,

                                    BRIDGETOWN PRINTING CO.,

                                    TEWELL WARREN PRINTING COMPANY,

                                    CONSOLIDATED EAGLE PRESS, INC.,

                                    HERITAGE GRAPHICS, INC.,

                                    TUCKER PRINTERS, INC.,

                                    GEYER PRINTING COMPANY, INC.,

                                    THE JOHN C. OTTO COMPANY, INC.,

                                    COURIER PRINTING COMPANY,
                                    TURSACK, INC.,



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                                    SUPERIOR COLOUR GRAPHICS, INC.,
                                    THE ETHERIDGE COMPANY,

                                    IMAGE SYSTEMS, INC.,

                                    WETZEL BROTHERS, INC.,

                                    IRONWOOD LITHOGRAPHERS, INC.,

                                    PRINTING CORPORATION OF AMERICA,

                                    PRIDE PRINTERS, INC.,

                                    RUSH PRESS, INC.,

                                    GROVER PRINTING COMPANY,

                                    MOUNT VERNON PRINTING COMPANY,

                                    THE PRINTERY, INC.,

                                    MERCURY PRINTING COMPANY, INC.,

                                    AUTOMATED GRAPHICS SYSTEMS, INC.


                                    By: /s/ JOE R. DAVIS
                                    Name:   JOE R. DAVIS
                                    Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER



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